SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 16, 2007 (March 16, 2007)
T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7135 Ardmore
Houston, Texas 77054
(Address of principal executive offices) (zip code)
(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On March 16, 2007, T-3 Energy Services, Inc. issued a press release announcing its fourth quarter and 2006 earnings from continuing operations, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits
     Exhibit 99.1      Press release dated March 16, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: March 16, 2007	By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated March 16, 2007